                                                                    EXHIBIT 23.2



                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of Restoration Hardware, Inc. on Form S-8 of our report dated March 23, 2001, appearing in the Annual Report on Form 10-K of Restoration Hardware, Inc. for the year ended February 3, 2001, which is part of this Registration Statement.


/s/ Deloitte & Touche LLP

San Francisco, California
October 26, 2001